INCOME TAXES	6 Months Ended
Jun. 30, 2016
INCOME TAXES
INCOME TAXES

13.    INCOME TAXES

The effective income tax rates for the three and six months ended June 30, 2016 were 2.8% and 20.1%, respectively (2015 - 35.4% and a recovery of 35.6%, respectively). The period-over-period increase in the effective tax rate for the six months is primarily attributable to the effects of rate-regulated accounting and other permanent items relative to lower earnings in the first six months of 2015 as compared with 2016, offset by the $39 million tax expense arising from the intercompany transfer of a partnership interest in 2015. The effective income tax rate for the six months ended June 30, 2015 was further impacted by an out-of-period adjustment (Note 3).

The period-over-period decrease in the effective tax rate for the three months ended June 30, 2016 is primarily due to the effects of rate-regulated accounting and other permanent items relative to lower earnings in 2016.